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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 6, 1994


                             SARA LEE CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Maryland
                ---------------------------------------------
                (State or other jurisdiction of incorporation)

        1-3344                                      36-2089049
- - ------------------------                    ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)


    Three First National Plaza, Suite 4600, Chicago, Illinois  60602-4260
    ---------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (312) 726-2600
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Item 5.     Other Events

            The text of the press release issued by Sara Lee Corporation on June 6, 1994 is hereby incorporated by reference.

Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits

            21. Press release issued by Sara Lee Corporation on June 6, 1994.


















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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SARA LEE CORPORATION


                                     By:  /s/ Gordon H. Newman
                                          ------------------------------
                                          Name:   Gordon H. Newman
                                          Title:  Senior Vice President/
                                                  Secretary/General Counsel


Dated:    June 6, 1994










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                                EXHIBIT INDEX



Exhibit                 Description
- - -------                 -----------

  21                    Press release issued by
                        Sara Lee Corporation on
                        June 6, 1994